PROXY

                            NATIONAL FUEL GAS COMPANY

             PROXY/VOTING INSTRUCTION CARD SOLICITED BY THE BOARD OF
                   DIRECTORS FOR USE AT THE ANNUAL MEETING OF
                         STOCKHOLDERS, FEBRUARY 17, 2000
                   PLACE: THE RITZ-CARLTON, MANALAPAN, FLORIDA

The undersigned hereby appoints B. J. Kennedy, P. C. Ackerman, and A. M. Cellino, and each or any of them, Proxies with full power of substitution and revocation in each, to vote all the shares of Common Stock held of record by the undersigned on December 20, 1999, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. THIS PROXY MAY BE REVOKED WITH THE SECRETARY OF THE MEETING AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.

EMPLOYEE BENEFIT PLANS. This card also provides voting instructions for shares held in the National Fuel Gas Company Employee Stock Ownership Plans, the National Fuel Gas Company Employees' Thrift Plan, and the National Fuel Gas Company Tax-Deferred Savings Plans. If you are a participant in any of these plans and have shares of the Common Stock of the Company allocated to your account under these plans, please read the following authorization to the Trustees of those plans as to the voting of such shares.

TRUSTEES' AUTHORIZATION. The undersigned authorizes The Chase Manhattan Bank, N.A. as Trustee of the National Fuel Gas Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan and/or authorizes Vanguard Fiduciary Trust Company as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans to vote all shares of the Common Stock of the Company allocated to the undersigned's account under such plan(s) (as shown on the reverse side) at the Annual Meeting, or at any adjournment thereof, in accordance with the instructions on the reverse side.

INCOMPLETE DIRECTIONS AND INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED BUT WITHOUT DIRECTIONS MARKED FOR ONE OR MORE ITEMS, REGARDING THE UNMARKED ITEMS, YOU ARE INSTRUCTING THE TRUSTEE(S) AND GRANTING THE PROXIES DISCRETION TO VOTE FOR ITEMS 1,2,3 AND 4 AND AGAINST ITEM 5. YOU MAY REVOKE YOUR INSTRUCTIONS BY NOTICE TO THE TRUSTEE(S) AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.

      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE VOTE BY TELEPHONE, OR SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

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                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions found on the reverse side.

                                       Or

2. Mark, sign and date your proxy/voting card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at anytime by calling 1-800-648-8166. You will continue to receive your proxy card in the mail, regardless of your election.

  You will receive further directions regarding the Internet viewing process in the future for next year's Annual Report and Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. SEE REVERSE SIDE FOR IMPORTANT PROVISIONS AND ADDITIONAL INSTRUCTIONS.

                        THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE FOR ITEMS 1, 2, 3, 4 AND AGAINST ITEM 5.

                                                               Please mark
                                                               your vote as
                                                               indicated in
                                                               this example. /X/


                                                                          FOR                       WITHHOLD
                                                                      all nominees                  for all
                                                                 (except as marked to               nominees
                                                                        the left)

Item 1 - Election of the following nominees as Directors:               / /                            / /
         For three-year terms which expire in 2003 -

         01)  E. T. Mann
         02)  G.L. Mazanec

WITHHOLD for the following only. Write name(s) below.

_____________________________________________________

Item 2 - Appointment of independent accountants.                       FOR                          AGAINST           ABSTAIN
                                                                       / /                            / /                / /

Item 3 - Approval of the Annual At Risk Compensation                   FOR                          AGAINST           ABSTAIN
         Incentive Plan                                                / /                            / /                / /


Item 4 - Approval of Amendments to the 1997 Award &                    FOR                          AGAINST           ABSTAIN
         Option Plan                                                   / /                            / /                / /


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 5.

Item 5 - Adoption of, if presented at the Meeting,                     FOR                          AGAINST           ABSTAIN
         a shareholder proposal.                                       / /                            / /                / /

                                                                                         WILL ATTEND MEETING / /

I consent to future access of the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. / /

               **WE ENCOURAGE YOU TO VOTE BY TELEPHONE TOLL FREE.
                      PLEASE READ THE INSTRUCTIONS BELOW**

(Signature of Stockholder(s))______________________________ Dated: ____________

Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.
-------------------------------------------------------------------------------

              PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE

   [GRAPHIC OF TELEPHONE] VOTE BY TELEPHONE - TOLL FREE [GRAPHIC OF TELEPHONE]

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION #2: If you choose to vote on each proposal separately, press 0 now and you will hear these instructions:

      Proposal 1: TO VOTE FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9;
                  TO WITHHOLD FOR AN INDIVIDUAL nominee, press 0.
                  If you press 0, enter the two-digit number that precedes the nominee(s) for whom you withhold your vote.

      Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                  The instructions are the same for all remaining proposals.

                  Your votes will be repeated, please confirm your selections.

      When prompted, please answer the following:
                  - Will you be attending the Annual Meeting?
                  - Do you consent to future access of the Annual Reports and
                    Proxy Statements electronically via the Internet?
                    (Please read the reverse side)

   IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY/VOTING
                                INSTRUCTION CARD.

                              THANK YOU FOR VOTING

                 CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE
                            1-800-840-1208 - ANYTIME
                    There is NO CHARGE to you for this call.

(Signature of Stockholder(s))  ____________________  Dated:________________

Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.
 ...............................................................................

            PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                  [ART]   VOTE BY TELEPHONE -- TOLL FREE  [ART]

                        QUICK * * * EASY * * * IMMEDIATE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION #2: If you choose to vote on each proposal separately, press 0 now and you will hear these instructions:

Proposal 1: TO VOTE FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9;
            TO WITHHOLD FOR AN INDIVIDUAL nominee, press 0.
            If you press 0, enter the two-digit number that precedes the nominee(s) for whom you withhold your vote.

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
            The instructions are the same for all remaining proposals.

            Your votes will be repeated, please confirm your selections.

When prompted, please answer the following:
             - Will you be attending the Annual Meeting?
             - Do you consent to future access of the Annual Reports and Proxy
               Statements electronically via the Internet? (Please read the reverse side)

   IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY/VOTING
                               INSTRUCTION CARD.

                              THANK YOU FOR VOTING

                 CALL * * TOLL FREE * * ON A TOUCH TONE TELEPHONE
                           1-800-840-1208 -- ANYTIME

                   There is NO CHARGE to you for this call.